A.G.P. Technology Conference February 4, 2021 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

PRTH Overview

Priority is a leading provider of merchant acquiring and commercial payment solutions. The Company leverages a proprietary payment infrastructure purpose-built to monetize vertically-specialized merchant networks

Priority Overview

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), a technology company serving the payments industry, is the leading Payment Infrastructure as a Service (PIAAS) provider. Priority has built a single horizontal technology platform to serve customers with highly complex payment operations needs.
- Priority has built a reputation for delivering value to its customers, and our pioneering PIAAS approach allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. This approach relies on best-in-class technology and award-winning service along with unparalleled expertise in the payments space.

- Priority's solutions are delivered via internally developed payment applications and services to the **Consumer Payments**, **Commercial Payments**, and **Integrated Partners** business segments
  - **Consumer Payments**: Provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, agents, banks, and ISVs
  - **Commercial Payments**: Provides market-leading accounts payable automation software, payment processing and managed services to industry leading financial institutions (including Citi, MasterCard, and AMEX) and corporations
  - **Integrated Partners**: Provides vertical-specific payment-enabled software solutions for high-growth markets

Gross Profit by Segment(1)



($mm)
Consumer
Commercial
Integrated
$107
1.1%
10.8%
88.0%
2018A
$119
10.9%
10.2%
78.9%
2019A
$126
12.3%
10.0%
77.7%
LTM Q3 '20

*Priority's revenues are primarily generated from volume-based payment processing fees, along with software and subscription fees and managed services fees for supporting B2B programs

Note: Priority announced the sale of RentPayment on 9/1/2020. The transaction is expected to close in September'20. Historical financials include RentPayment for the period post acquisition in March of 2019.
(1) Gross profit is a non-GAAP measure defined as revenue less cost of revenue, including, but not limited to, processing and residual expenses.
(2) The Nilson report.

PRIORITY TECHNOLOGY HOLDINGS
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Priority Key Highlights

PRIORITY
TECHNOLOGY HOLDINGS

5th Largest Non-Bank Merchant Acquirer	**$50B+** Q3'20 Run-Rate Volume	**$396M+** LTM Q3'20 Net Revenue	**16%** Q3'20 Net Revenue Growth	**$68M+** LTM Q3'20 Adj. EBITDA
~4,750+ New Merchants Onboarded per Month	**11%** LTM Volume Attrition(1)	**~70%** % Integrated Volume	**219k+** Total Merchant Base	**~450** Employees

(1) LTM as of Feb 2020 (pre-COVID). Excludes Specialty Acquiring, Company.com, Direct Connect and SignaPay.

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Priority Enterprise Overview

Priority's purpose-built payment technology and operating platform is designed to monetize vertically focused merchant networks


PRIORITY
TECHNOLOGY HOLDINGS
Operations Resource Group
Business Resource Group
Technology Resource Group
Infrastructure Resource Group
Leveraging Back-End Payment Processors, Bank Sponsors and Networks
First Data
TSYS
BIN Sponsors
VISA
mastercard
AMERICAN EXPRESS
DISCOVER
SMB Payments
Commercial Payments
Vertical Software / Payments
Real Estate
Healthcare
Hospitality
Consumer Finance
Monetizing Powerful Distribution Networks
Resellers
FIs
ISVs & VARs
Vortex.Cloud
Curated Cloud Infrastructure
Vortex.Connect
Enterprise CRM / Data Management
Vortex.EOS
Enterprise Operating System

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S Investment Highlights Large Market Opportunity with Strong Tailwinds • Electronic consumer payment volume expected to grow at a 7% 10-year CAGR, as consumers increasingly use cards over paper-based payments and global eCommerce continues to accelerate • 11% 7-year CAGR for digital B2B payments volume, driven by an increase in AP automation and card payment adoption • COVID pandemic accelerates the shift to electronic payments Capitalizing on Attractive Organic Growth Opportunities • Robust core acquiring growth through diverse reseller network • Strong growth in specialized merchant acquiring business lines and exceptional growth in Integrated Partner channels as COVID-19 accelerates shift of cash and paper payments to digital • Commercial payments fueled by large FI partner signings, pipeline conversions and acceleration of AP automation Scalable, Innovative Technology Platform • Single horizontal technology platform to serve customers with highly complex payment operations needs • Robust, agile technology provides resellers and merchants with a fully customizable suite of applications and solutions to help manage critical workflows and an integrated processing ecosystem with direct connections to card networks • Pioneering PIAAS approach relies on best-in-class technology that allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. Strong Revenue Growth and Inherent Operating Leverage • High-value solution. Low volume attrition of 11%(1) • High-growth transaction-based business provides recurring revenue stream • Secure, long-term relationships with distribution partners delivers steady stream of 4,900+ new merchant onboards per month • Capex-lite business, with 85% operating free cash flow conversion(2) M&A Platform Opportunity • Purpose-built shared services and technology infrastructure enables Priority to quickly board new volume, eliminate redundant operating costs and introduce proprietary products to drive new revenue sources and improve retention • Robust M&A pipeline, targeting attractive merchant acquirers, vertical-specific software, and expanded capabilities in new payment adjacencies Strong Management Team with Track Record of Execution • Priority’s executive management team has a record of execution in the merchant acquiring and technology-enabled payments industry • Priority’s proven execution track record is reflected in its core revenue growth and strong profitability 1) LTM as of February 2020 (pre-COVID). Excludes Specialty Acquiring, Company.com, Direct Connect and SignaPay. 2) Defined as (EBITDA – Capex) / EBITDA. P R IO R IT Y T E C H N O L O G Y H O L D IN G S 5

MARKET OPPORTUNITY P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 15% 8% 33% 26% 17% 12% 3% 37%29% 18% $5.0 $7.3 $10.1 2013 2018 2023 Mega Large 1) Sources: Morningstar, The Nilson Report. Consumer Payments Market Overview Micr o Small Mid-Size $1,562 $750 $462 $350 <$300 $0.5 $1.1 $2.3 $3.6 <$2.2 125 50K 185K 7,000K 20,000K Merchant Size Est. Credit/Debit Value ($B) Est. # of Businesses Est. Merchant Acquirer Net Rev ($B) Customer Segmentation of the Merchant Acquiring Industry 2017 2022 U.S. Debit & Credit Payment Volume ($tn) Electronic payment volume continues to increase due to general growth in consumer spending and the continued shift from cash and checks to debit and credit cards 7% CAGR U.S. Payment Wallet Share by Payment Type COVID pandemic fuels adoption of electronic payments Electronic payment adoption will continue to accelerate as individuals and businesses that have been slow to embrace digital solutions rapidly adapt 7 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

Consumer Payments Market Trends

Despite mega-mergers in 2019, the consumer payments market remains fragmented with providers increasing their focus on the integrated channel and value-added services

Fragmented Market Despite Recent Deals

- Large 'mega-mergers' dominated the headlines in 2019, but have focused on realizing synergies vs. investing in innovation and sales
- As a result, a significant opportunity exists for nimble, technology-focused providers that offer superior customer experience to gain substantial market share while the "Big 3" are focused on integration & synergy recognition

Evolving Focus on Integrated Payments

- ISV monetization of payments is in the early innings, creating a long runway for growth
- Digitizing processes such as sign-up and on-boarding are lowering customer acquisition costs and expanding the addressable market
- Industry specialization is top of mind for acquirers in the ISV space

Value-Added Services Differentiate

- Increased competition is causing acquirers to differentiate themselves through additional services and capabilities
- As a result, merchants have started to seek out industry specific providers that can offer business management tools to help them manage multiple aspects of their business

Top U.S. Non-Bank Merchant Acquirers - 2019

Rank	Acquirer	V / MC Vol. ($BN)	%
1	FIS / WP	$707.8	12.3%
2	GPN / TSYS	507.3	8.9%
3	FDC / FISV	332.2	5.8%
4	Paysafe	45.7	0.8%
5	PRTH	40.3	0.7%
6	NAB	37.6	0.7%
7	Intuit	34.5	0.6%
8	EVO	31.6	0.6%
9	Redwood	25.6	0.4%
10	FAPS	24.6	0.4%

Market Share & Growth by End Market

Channel	Market Share	Growth
National Banks	~49%	below market
Scaled Acquirers	~29%	above market
ISO / Regional Banks	~15%	below market
Integrated Providers	~7%	2x+ the market

Key Statistics

~22%	Expected CAGR of mobile payments from 2019 to 2023
20%	eCommerce is expected to grow ~20% annually
2/3	Portion of ISVs considering a semi-integrated model for payments

Sources: Wall Street research, The Nilson Report.

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B2B Payments Market Trends

The corporate accounts payable market continues to grow as card penetration rises and providers seek to differentiate themselves with full payment file automation, closed-loop networks, and improved vendor enrollment

Massive Market Size & Expanding Electronic Penetration



$130T
Global B2B Payments Volume
$22T
U.S. TAM
U.S. Card Penetration
2022: 10%+
25%+ CAGR
2018: ~4%

- Companies are becoming more familiar with the benefits of electronic Accounts Payable payments, removing barriers to vendor enrollment and driving adoption
- The ability for providers to offer full payment file automation including cards, check, and ACH is becoming an increasingly popular option for companies looking to enhance their payables solutions
- Additionally, companies are focused on technology solutions that offer UIs, vendor enrollment, configurable deployment and enhanced transparency, rather than only higher rebates
- B2B payments is largely underserved and inefficient, creating an opportunity for sophisticated providers to capture market share
- As a result, U.S. card penetration is expected to grow 25% annually from 2018 to 2022

Key Statistics

41% Of US B2B Payments volume is still paper based, with ACH & Card Payments rapidly taking share from traditional checks

21% Virtual card spend projected to increase from $136B in 2017 to $355B in 2022, at a 21% CAGR

86% 57% of companies still perform manual invoice data entry, including 86% of SMBs

68% of B2B SaaS platforms intend to expand their B2B processing relationships over the next three years

<22% of B2B spend is processed at discounted interchange

$200T global B2B payment flows are projected to increase to $200T by 2028

Source: BottomLine, MasterCard, Visa, yStats, PYMNTS.com, Wall Street Research.

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Attractive Vertical Markets

Large verticals that have been slow to adopt electronic payments and / or effective consumer engagement solutions represent massive opportunities

Healthcare

- The current healthcare payments market is disjointed, complex and inefficient
- From 2013-2017 the cost of healthcare increased 17%
- From 2008 – 2018 patient responsibility increased 212%
- 67% of providers cite patient receivables as primary revenue cycle concern & 69% say it is increasing

83%	of consumers prefer electronic payment methods
93%	Providers accept electronic payments
90%	Providers using paper and manual process for collections

$4T
Volume Opportunity

Hospitality / Restaurants

- Guests increasingly crave a seamless experience
- Payments are becoming embedded in the booking engine, with prepayment becoming more prevalent
- Restaurants aim to enhance consumer engagement, as mobile payments and engagement increase in popularity

85%	Restaurant spend settled on card
49%	of restaurants see the ability to accept mobile payments as a must-have

$863B
Volume Opportunity

Consumer Finance

- Consumer debt is the largest source of debt in the United States, and continues to grow
- In a more challenging economy, lenders will be looking to more effective online collection solutions
- FinTechs are leveraging cutting-edge technology, transforming the financial services landscape

30%	Growth of the debt settlement industry
$4T	Outstanding consumer debt
72%	of consumers prefer to apply for loans online

$2.7T
Volume Opportunity

Real Estate

- Rent is one of the largest payments made by consumers
- Highly fragmented and paper-based industry
- Multi-family is market-resilient, with higher occupancy in poor economies and higher rent prices in strong economies
- Single-family is the fastest growing segment

80%+	Rent payments made by cash or check
60%+	Rental properties owned by landlords with <10 units
100M+	Rental units in the U.S.

$1T
Volume Opportunity

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REVENUE SEGMENTS P R IO R IT Y T E C H N O L O G Y H O L D IN G S

Segment Overview

Priority operates three main segments today: Consumer Payments, Commercial Payments, and Integrated Partners

1 Consumer Payments

- Priority's largest segment; primarily merchant acquiring revenue
- Serves 212K SMB merchants, providing a full suite of payment and business solutions across a diverse range industries and geographies
- Averages $210K+ annual volume per merchant[(1)]
- Net Revenue is earned as a percentage of dollar volume processed

2 Commercial Payments

- Priority's core enterprise-level offering primarily consists of automated payables, B2B payments and managed service solutions
- Processes $300M+ in accounts payable volume for 1,100+ enterprise clients
- Averages $280K+ of spend per client
- Generates interchange from issuing virtual and physical credit cards; ACH payments and managed service fees

3 Integrated Partners

- Vertical-specific, payment-enabled software and payment processing
- Real Estate – tools for landlords, HOAs, and storage
- Healthcare – healthcare and home care solutions, led by proprietary PayRight software
- Hospitality – solutions for restaurants, led by proprietary eTab software
- Consumer Finance – solutions for consumer borrowers, including

Key Proprietary Technology

MX Platform

Storefront | Medical | Insights | Invoice | Retail | Connect

- Tools that make running a business easier & more efficient for merchants and resellers

CPX | ACH COM

- Software that eases reconciliation, reporting, and payment for buyers and suppliers

mri[(2)] | PAYRIGHT | etab | LandlordStation | payix | Crossroads

- Powerful API along with market-leading, vertical-specific software solutions

(1) Bankcard volume only. Excludes North Portfolio of Direct Connect and Company.com.
(2) Priority is delivering PlaaS.

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Consumer Commercial Integrated

Consumer Payments

The Consumer Payments segment provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary MX platform

Overview

Founded in 2005 with a mission to build a merchant-inspired payments platform

MX Merchant: provides core processing and business solutions to SMB clients which help better manage work functions and revenue performance

- Fully customizable platform through proprietary & 3rd party add-on applications

MX Connect: powerful reseller CRM and business operating system for Priority's reseller partners powered through web and mobile applications

- Low-friction electronic onboarding to improve merchant acquisition
- Superior data sharing capability, enabling resellers to better manage client service needs and retain merchants

Priority supports a variable cost sales structure with low merchant acquisition expense

- Independent ISOs and agents, FIs and vertical software resellers


Merchant
PRIORITY
CONSUMER PAYMENTS
MX Merchant
MX Connect
Resellers
Storefront
Medical
Insights
Invoice
Retail
Connect
Proprietary Applications

5th
Largest Us Non-bank Acquirer

$50B+
Q3'20 Run-Rate Volume Processed

219K+
Total Merchant Base Serviced

New
~4,750
New Merchant Onboards Per Month

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Consumer | Commercial | Integrated

Commercial Payments

Priority's Commercial Payments segment continues to build momentum as Priority penetrates the $130 trillion B2B payments market

Overview

Consists of Priority's accounts payable automation and integrated payments platform, CPX and other managed services for enterprise customers

Composed of four channels: CPX, ACH.com, B2B Acquiring and Managed services

CPX fully automates a client's accounts payable process through the CPX gateway

- Intelligently routes payments via virtual card, ACH, or check to the vendor, based on the client's pre-determined preference or through the method that optimizes rebate revenue for the buyer

Priority earns interchange fees for payments sent via virtual cards and earns transaction fees for ACH and check payments

CPX Direct automatically processes virtual card payments for suppliers that use Priority as its merchant acquirer, removing manual entry or additional intervention from the supplier


PRIORITY
COMMERCIAL PAYMENTS
CPX
ACH COM
B2B Acquiring
Managed Services

~50,000	$10.5B	37
Suppliers Enrolled on Virtual Card	B2B Spend (Annual)	Financial Institutions Supported

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Consumer | Commercial | Integrated

The Priority Advantage

Fully Integrated Payments	PRIORITY COMMERCIAL PAYMENTS	avidxchange	Paymode-X	nvoicepay	COMDATA	wex	Finexio
vCard/ACH/Checks	●	●	●	●	●	●	
vCard: BIP/SIP/Ghost	●	●		●	●	●	●
Early Pay	●		●	●			●
Dynamic Discounting	●						
Split Payments	●	●					
Payment Approval Workflow	●	●	●	●	●	●	
API's & Open Architecture	●				●	●	
Automated Supplier Enrollments	●	●	●	●		●	
Buyer/Supplier-Centric Networks	●	●					
Plug-in any Bank/Card Issuer	●					●	

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Consumer | Commercial | Integrated

Integrated Partners

Priority's Integrated Partners segment is executing on a significant opportunity to capitalize on the convergence of software and payments, leveraging its payment infrastructure-as-a-service platform

Overview

Priority's Integrated Partners segment consists of proprietary, vertical-specific payment-enabled software companies that Priority partners with or has acquired

Priority invests in and nurtures emerging companies in verticals that are early in the cycle of digital payment adoption

Integrated Partners leverages Priority's purpose-built, in-house cloud platform, Vortex OS, to access various applications and payment-enabled products, such as payment processing, MX Merchant, and MX Connect, to drive growth

In addition to providing high utility revenue-generating resources, Priority offers business development services and other shared common services (e.g., underwriting, accounting, legal, etc.), enabling its Integrated Partners to focus on their core competencies of developing and selling leading software solutions

Priority has focused on partnering with or acquiring software solutions within fast growing verticals such as Real Estate, Healthcare, Hospitality and Consumer Finance

In September 2020, Priority divested its RentPayment business, and signed a multi-year MSA and processing agreement with MRI software, presenting significant upside

Real Estate

LandlordStation

mri REAL ESTATE SOFTWARE

Hospitality

etab

cumulus

Healthcare

PAYRIGHT HEALTHCARE PAYMENTS OPTIMIZATION

Consumer Finance

payix

Crossroads Financial Technologies

Payments Security	*Data Eventing Storage*	Vortex	*MX Connect CPXchange*	*MX Merchant ACH.com*
Legal & HR	*Finance & Accounting*	Business Services	*Infrastructure & Development*	*Risk & Underwriting*

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Consumer | Commercial | Integrated

Integrated Partners – Payment IaaS

Priority IaaS

Proprietary Integrated Partner Software Channels

- **Priority Real Estate Technology**: LandlordStation, MRI Real Estate Software[1]
- **Priority Healthcare Solutions**: PAYRIGHT Healthcare Payments Optimization
- **Priority Hospitality Tech**: cumulus, e tab
- **Priority Consumer Finance**: payix, Crossroads Financial Technologies

Focus on Product UI & Sales

Vortex API & Cloud

Provides Payment Integration & Infrastructure for Operations and Development

Priority Shared Services

Business Resource Group
- Legal & HR
- Risk & Underwriting
- Finance / Accounting
- Client Services and Relationship Management

Tech Resource Group
- Infrastructure
- Development

Provides Business & Operational Support

(1) Priority is delivering PIaaS.

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FINANCIAL OVERVIEW P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S $26 $49 $59 $68 13% 16% 17% Margin % Net Revenue Adj. EBITDA(1) ($mm) Consolidated Net Revenue & Adj. EBITDA = Legacy e-Commerce (1) Adj. EBITDA is EBITDA adjusted for non-recurring expenses and stock-based compensation. 131% ’18-’19 growth ex. Legacy e-Commerce 17% ’18-’19 growth ex. Legacy e-Commerce 2018A 2019A LTM Q3 ‘20 ($mm) 2018A 2019A LTM Q3 ‘20 $318 $58 $376 $372 $396 19

P R IO R IT Y T E C H N O L O G Y H O L D IN G S Three and Nine Months Ended September 30, 2020 ($ in thousands Pro Forma Results (1) Historical financial figures pro forma for the sale of RentPayment. 20 (in thousands) (in thousands) Three Months Ended September 30, 2020 Nine Months Ended September 30, 2020 Consolidated RentPayment Pro Forma Consolidated RentPayment Pro Forma Revenues 108,963$ 3,883$ 105,079$ 298,251$ 12,118$ 286,133$ Operating Expenses: Costs of services 74,971 497 74,474 203,733 1,370 202,363 Salary and employee benefits 10,010 580 9,430 29,678 1,627 28,051 Depreciation and amortization 10,251 1,238 9,013 30,886 3,668 27,218 Selling, general and administrative 6,687 1,262 5,425 18,340 3,649 14,691 Total Operating expenses 101,919 3,577 98,342 282,638 10,313 272,324 Income from operations 7,044$ 307$ 6,737$ 15,614$ 1,805$ 13,809$ Adjusted EBITDA 19,635$ 2,557$ 17,078$ 52,101$ 8,320$ 43,781$

C o n t a c t : D a v e F a u p e l C h i e f M a r k e t i n g O f f i c e r D a v e . F a u p e l @ P RT H . c o m P R IO R IT Y T E C H N O L O G Y H O L D IN G S